                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: October 7, 1998
                    Capita Equipment Receivables Trust 1996-1


          A New York       Commission File          I.R.S. Employer
         Corporation        No. 333-08645            No. 13-7097632

                          c/o AT&T Capital Corporation
                      2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

Items. 5.  Other


Capita Equipment Receivables Trust 1996-1
Monthly Servicing Report
Determination Date:                                    October 7, 1998          Payment Date: October 15, 1998
Collection Period:                                  September 30, 1998


I.   Information Regarding the Contracts

        1.  Contract Pool Principal Balance
            a.    Beginning of Collection Period                      $1,004,232,634.04
            b.    End of Collection Period                            $  943,990,485.42
            c.    Reduction for Collection Period                     $   60,242,148.62
        2.  Delinquent Scheduled Payments
            a.    Beginning of Collection Period                      $   24,838,284.92
            b.    End of Collection Period                            $   26,129,370.11
        3.  Liquidated Contracts
            a.    Number of Liquidated Contracts
                  with respect to Collection Period                                 493
                                                                      -----------------
            b.    Required Payoff Amounts of Liquidated Contracts     $    2,951,913.23
            c.    Total Reserve for Liquidation Expenses              $          -
            d.    Total Liquidation Proceeds Received (1)             $    1,470,408.62
            e.    Liquidation Proceeds Allocated to Owner Trust       $    1,193,996.48
            f.    Liquidation Proceeds Allocated to Depositor         $    276,412.14
            g.    Current Realized Losses                             $    1,757,916.75
        4.  Prepaid Contacts
            a.    Number of Prepaid Contracts with respect
                  to Collection Period                                            1,423
                                                                      -----------------
            b.    Required Payoff Amounts of Prepaid Contracts        $    8,343,411.52
        5.  Purchased Contracts (by TCC)
            a.    Number of Contracts Purchased by TCC with
                  respect to Collection Period                                        0
                                                                      -----------------
            b.    Required Payoff Amounts of Purchased Contracts      $          -


        6.  Delinquency Status of Contracts (End of Collection Period)




                                 -----------------------------------------------------------------------------------------
                                                                                                 % of Aggregate
                                 Number of          % of             Aggregate Required          Required Payoff
                                 Contracts         Contracts           Payoff Amounts                Amounts
                                 -----------------------------------------------------------------------------------------

            a.    Current         106,538           91.44%               892,421,577.98            91.99%
            b.    31-60 days        4,842            4.16%                42,563,782.29             4.39%
            c.    61-90 days        2,128            1.83%                14,308,615.11             1.47%
            d.    91-120 days       1,294            1.11%                 8,825,604.23             0.91%
            e.    120+ days         1,714            1.47%                12,000,275.92             1.24%
            f.    Total           116,516          100.00%               970,119,855.53           100.00%




        7.  Historical Delinquency Experience with Respect to Contracts


                  --------------------------------------------------------------------------------------------------------------
                                               % of                  % of                    % of                    % of
                                            Aggregate              Aggregate              Aggregate                Aggregate
                                         Required Payoff        Required Payoff        Required Payoff          Required Payoff
                      Collection             Amounts                Amounts                Amounts                  Amounts
                         Periods       31-60 Days Past Due    61-90 Days Past Due    91-120 Days Past Due     120+ Days Past Due
                  --------------------------------------------------------------------------------------------------------------

                        9/30/98             4.39%                    1.47%                 0.91%                   1.24%
                        8/31/98             4.08%                    1.59%                 0.83%                   1.00%
                        7/31/98             4.04%                    1.42%                 0.82%                   1.17%
                        6/30/98             3.90%                    1.37%                 0.77%                   1.41%
                        5/31/98             4.46%                    1.51%                 0.80%                   1.41%
                        4/30/98             4.47%                    1.54%                 0.98%                   1.25%
                        3/31/98             3.85%                    1.61%                 0.98%                   1.12%
                        2/28/98             6.83%                    2.00%                 0.79%                   1.09%
                        1/31/98             4.39%                    1.21%                 0.65%                   0.94%
                       12/31/97             3.50%                    1.25%                 0.54%                   0.85%
                       11/30/97             2.78%                    0.42%                 0.24%                   0.16%
                       10/31/97             3.64%                    1.07%                 0.45%                   0.73%
                        9/30/97             3.21%                    0.95%                 0.48%                   0.82%
                        8/31/97             3.58%                    0.95%                 0.50%                   0.80%
                        7/31/97             3.11%                    0.90%                 0.53%                   0.78%
                        6/30/97             3.53%                    0.90%                 0.57%                   0.69%
                        5/31/97             3.06%                    0.99%                 0.58%                   0.63%
                        4/30/97             2.99%                    1.08%                 0.47%                   0.64%
                        3/31/97             3.73%                    0.96%                 0.46%                   0.61%
                        2/28/97             3.70%                    0.97%                 0.55%                   0.55%
                        1/31/97             3.27%                    0.97%                 0.49%                   0.40%
                       12/31/96             4.10%                    0.96%                 0.39%                   0.20%
                       11/30/96             3.49%                    0.83%                 0.34%                   0.00%
                       10/31/96             2.90%                    0.64%                 0.01%                   0.01%




        8.  Historical Loss Experience With Respect to Contracts



                                                        ----------------------------------------------------------------------------
                                                         Collection       3 Collection      6 Collection Periods    Cumulative Since
                                                           Period        Periods Ending            Ending             Cut-off Date
                                                        September-98      September-98          September-98
                                                        ----------------------------------------------------------------------------

            a.    Number of Liquidated
                  Contracts                                  493              1,523                3,790                 15,771
            b.    Number of Liquidated
                  Contracts as a Percentage
                  of Initial Contracts                     0.176%             0.543%               1.351%                 5.620%
            c.    Required Payoff Amounts of
                  Liquidated Contracts                 2,951,913         11,490,639           26,108,728             93,793,874
            d.    Liquidation Proceeds Allocated
                  to Owner Trust                       1,193,996          4,240,118            8,357,292             19,856,818
            e.    Aggregate Current Realized
                  Losses                               1,757,917          7,250,521           17,751,436             73,937,055
            f.    Aggregate Current Realized
                  Losses as a Percentage of
                  Cut-off Date Contract Pool
                  Principal Balance                        0.055%             0.228%               0.557%                 2.321%



II.  Information Regarding the Securities

     1.  Summary of Balance Information



              ---------------------------------------------------------------------------------------------------------------------
                                            Principal Balance as of   Class Factor as of  Principal Balance as   Class Factor as of
                     Class         Coupon     October 15, 1998        October 15, 1998   of September 15, 1998  September 15, 1998
                                    Rate        Payment Date            Payment Date         Payment Date          Payment Date
              ----------------------------------------------------------------------------------------------------------------------

          a.  Class A-1 Notes       5.6000%      $          0.00            0.00000          $            0.00              0.00000
          b.  Class A-2 Notes       5.9500%      $          0.00            0.00000          $            0.00              0.00000
          c.  Class A-3 Notes       6.1100%      $295,740,526.53            0.44877          $  354,691,589.96              0.53823
          d.  Class A-4 Notes       6.2800%      $400,220,000.00            1.00000          $  400,220,000.00              1.00000
          e.  Class B Notes         6.5700%      $178,500,000.00            1.00000          $  178,500,000.00              1.00000
          f.  Equity Certificates   6.7500%      $ 95,659,329.00            0.75021          $   95,659,329.00              0.75021
          g.  Total                   N.A.       $970,119,855.53            0.30457          $1,029,070,918.96              0.32308


       Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $970,119,855.53 and the CCA Balance is $101,648,608.95.



     2.  Monthly Principal Amount
         a.    Principal Balance of Notes and Equity Certificates
               (End of Prior Collection Period)                                                       $    1,029,070,918.96
         b.    Contract Pool Principal Balance (End of Collection Period)                             $      943,990,485.42
         c.    Monthly Principal Amount                                                               $       85,080,433.54
     3.  Gross Collections
         a.    Scheduled Payments Received                                                            $       55,225,825.45
         b.    Liquidation Proceeds Allocated to Owner Trust                                          $        1,193,996.48
         c.    Required Payoff Amounts of Prepaid Contracts                                           $        8,343,411.52
         d.    Required Payoff Amounts of Purchased Contracts                                         $                   -
         e.    Proceeds of Clean-up Call                                                              $                   -
         f.    Investment Earnings on Collection Account and Note Distribution Account                $          193,265.98
         g.    Extension Fees Allocated to Owner Trust                                                $            1,640.19
         h.    Total Gross Collections (sum of (a) through (g))                                       $       64,958,139.62
     4.  Determination of Available Funds
         a.    Total Gross Collections                                                                $       64,958,139.62
         b.    Withdrawal from Cash Collateral Account                                                $          454,826.71
         c.    Total Available Funds                                                                  $       65,412,966.33


        5.  Application of Available Funds


            ---------------------------------------------------------------------------------------------------------------------
                       Item                                        Amount                 Remaining Available Funds
            ---------------------------------------------------------------------------------------------------------------------
            a.    Total Available Funds                                                         65,412,966.33
            b.    Servicing Fee                                  1,046,075.66                   64,366,890.67
            c.    Interest on Notes:
                  i)   Class A-1 Notes                                   0.00                   64,366,890.67
                  ii)  Class A-2 Notes                                   0.00                   64,366,890.67
                  iii) Class A-3 Notes                           1,805,971.35                   62,560,919.32
                  iv)  Class A-4 Notes                           2,094,484.67                   60,466,434.65
                  v)   Class B Notes                               977,287.50                   59,489,147.15
            d.    Interest on Equity Certificates                  538,083.73                   58,951,063.43
            e.    Principal of Notes and
                  Equity Certificates:
                  i)   Class A-1 Notes                                   0.00                   58,951,063.43
                  ii)  Class A-2 Notes                                   0.00                   58,951,063.43
                  iii) Class A-3 Notes                          58,951,063.43                            0.00
                  iv)  Class A-4 Notes                                   0.00                            0.00
                  v)   Class B Notes                                     0.00                            0.00
                  vi)  Equity Certificates                               0.00                            0.00
            f.    Deposit to Cash Collateral Account                     0.00                            0.00
            g.    Amount to be applied in accordance with CCA
                  Loan Agreement                                         0.00                            0.00
            h.    Balance, if any, to Equity Certificates                0.00                            0.00

III. Information Regarding the Cash Collateral Account

     1.  Balance Reconciliation

            ----------------------------------------------------------------------------------------------
                                                                              October 15, 1998
                             Item                                              Payment Date
            ----------------------------------------------------------------------------------------------
            a.    Available Cash Collateral Amount (Beginning)                 105,176,895.64
            b.    Deposits to Cash Collateral Account                                    0.00
            c.    Withdrawals from Cash Collateral Account                         454,826.71
            d.    Releases of Cash Collateral Account Surplus
                  (Excess, if any of (a) plus (b) minus (c) over (f))            3,073,459.98
            e.    Available Cash Collateral Amount (End)
                  (Sum of (a) plus (b) minus (c) minus (d))                    101,648,608.95
            f.    Requisite Cash Collateral Amount                             101,648,608.95
            g.    Cash Collateral Account Shortfall
                  (Excess, if any, of (f) over (e))                                      0.00

     2.  Calculation of Requisite Cash Collateral Amount
            a.    For Payment Dates from, and including, the
                  November 1996 Payment Date  to,
                  and including, the October 1997 Payment Date
                  1) Initial Cash Collateral Amount                            207,040,000.00
            b.    For Payment Dates from, and including, the
                  November 1997 Payment Date until
                  the Final Payment Date, the sum of

                  1) 8% of the Contract Pool Principal Balance                  75,519,238.83
                  2) The Aggregate Principal Balance of the Notes
                     and the Equity Certificate Balance less the
                     Contract Pool Principal Balance                            26,129,370.11
                  3) Total ((1) plus (2))                                      101,648,608.95


            c.    Floor equal to the lesser of

                  1) 2% of Cut-Off Date Contract Pool Principal
                     Balance ($63,704,600); and                                 63,704,600.00
                  2) the Aggregate Principal Balance of the Notes
                     and the Equity Certificate Balance
            d.    Requisite Cash Collateral Amount                             101,648,608.95
     3.  Calculation of Cash Collateral Account Withdrawals
            a.    Interest Shortfalls                                                    0.00
            b.    Principal Deficiency Amount                                      454,826.71
            c.    Principal Payable at Stated Maturity Date of
                  Class of Notes or Equity Certificates                                  0.00
            d.    Total Cash Collateral Account Withdrawals                        454,826.71



IV.   Information Regarding Distributions on Securities


        ----------------------------------------------------------------------------------------------------
                 Distribution                          Class A-1        Class A-2           Class A-3
                    Amounts                               Notes            Notes               Notes
        ----------------------------------------------------------------------------------------------------

          1. Interest Due                               $    -           $    -        $    1,805,971.35
          2. Interest Paid                              $    -           $    -        $    1,805,971.35
          3. Interest Shortfall ((1) minus (2))         $    -           $    -        $               -
          4. Principal Paid                             $    -           $    -        $   58,951,063.43
          5. Total Distribution Amount ((2) plus (4))   $    -           $    -        $   60,757,034.77






     -----------------------------------------------------------------------------------------------------------------------------
                  Distribution                          Class A-4              Class B            Equity
                    Amounts                               Notes                 Notes          Certificates             Totals
     ----------------------------------------------------------------------------------------------------------------------------

      1. Interest Due                               $ 2,094,484.67        $ 977,287.50         $ 538,083.73         $  5,415,827.24
      2. Interest Paid                              $ 2,094,484.67        $ 977,287.50         $ 538,083.73         $  5,415,827.24
      3. Interest Shortfall ((1) minus (2))         $            -        $          -         $          -         $            -
      4. Principal Paid                             $            -        $          -         $          -         $ 58,951,063.43
      5. Total Distribution Amount ((2) plus (4))   $ 2,094,484.67        $ 977,287.50         $ 538,083.73         $ 64,366,890.66





V.     Information Regarding Other Pool Characteristics


            -----------------------------------------------------------------------------------------------------------
                                                          As of End of                As of End of
                            Item                         September-98                  August-98
                                                       Collection Period            Collection Period
            -----------------------------------------------------------------------------------------------------------

        1.  Original Contract Characteristics

            a.    Original Number of Contracts                 280,634                       N.A.
            b.    Cut-Off Date Contract Pool
                  Principal Balance                      3,185,229,329                       N.A.
            c.    Original Weighted Average
                  Remaining Term                           38.6 months                       N.A.
            d.    Weighted Average
                  Original Term                            56.1 months                       N.A.
        2.  Current Contract Characteristics
            a.    Number of Contracts                          116,516                    122,089
            b.    Average Contract Principal Balance             8,102                      8,225
            c.    Weighted Average
                  Remaining Term                                  26.3                       26.7



VI.  Capita Equipment Receivables Trust 1996-1 Prepayment Schedule

            ------------------------------------------------------------------------
                                                        Since Issue
              Period                                        CPR
            ------------------------------------------------------------------------
              0               Oct-96
              1               Nov-96                      10.866%
              2               Dec-96                       7.964%
              3               Jan-97                       8.606%
              4               Feb-97                       8.254%
              5               Mar-97                       7.615%
              6               Apr-97                       7.211%
              7               May-97                       8.268%
              8               Jun-97                       7.752%
              9               Jul-97                       7.784%
             10               Aug-97                       7.781%
             11               Sep-97                       7.506%
             12               Oct-97                       7.348%
             13               Nov-97                       7.346%
             14               Dec-97                       6.629%
             15               Jan-98                       6.741%
             16               Feb-98                       7.251%
             17               Mar-98                       6.870%
             18               Apr-98                       7.200%
             19               May-98                       7.072%
             20               Jun-98                       6.870%
             21               Jul-98                       7.232%
             22               Aug-98                       7.327%
             23               Sep-98                       7.253%
             24               Oct-98                       7.147%



VII. Purchased, Liquidated and Paid Contracts

            A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate

                       The undersigned, on behalf of AT&T
                Capital Corporation, in its capacity as servicer
         (the "Servicer") under the Transfer and Servicing Agreement dated as of October 1, 1996
              (the "Transfer and Servicing Agreement"), among Capita
                           Equipment Receivables Trust
       1996-1, Antigua Funding Corporation, Chase Manhattan Bank, as trustee under the
        Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY
           that I am a Responsible Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and
                    Servicing Agreement, I DO HEREBY FURTHER
                    CERTIFY the following report with respect
                         to the Payment Date occurring
                              on October 15, 1998

                This Certificate shall constitute the Servicer's
                     Certificate as required by Section 3.9
                  of the Transfer and Servicing Agreement with
                        respect to the above Payment Date.
                  Any term capitalized but not defined herein
                      shall have the meaning ascribed
                thereto in the Transfer and Servicing Agreement.

                            AT&T Capital Corporation

                                 Glenn A. Votek
                                 --------------------
                                 Glenn A Votek

                     Executive Vice President and Treasurer